Exhibit 10.4.4
Am Contract No. 750-33576-2001
Amendment # 7
Amendment No. 7 to the
Master Software License and Distribution Agreement
(Contract No. 220-00-0134) between
Cellco Partnership, a Delaware general partnership d/b/a Verizon Wireless
and
Smith Micro Software, Inc.
This Amendment No. 7 (“Amendment”) amends the Master Software License and Distribution Agreement (“Agreement”) between Cellco Partnership, a Delaware general partnership d/b/a Verizon Wireless (“Verizon Wireless”) on behalf of itself and for the benefit of its Affiliates and Smith Micro Software, Inc. (“SMSI”). This Amendment shall be effective on June 11, 2007, (the “Effective Date”), unless terminated in accordance with the Agreement (Termination).
WHEREAS, Verizon Wireless and SMSI entered into a Master Software License and Distribution Agreement dated December 1, 2000, which previously has been amended by Amendments No. 1 through No. 6; and
WHEREAS, Verizon Wireless and SMSI now desire to further amend the Agreement as set forth herein;
NOW, THEREFORE, in consideration of the foregoing promises, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Verizon Wireless and SMSI hereby agree as follows:
1.	This Amendment is an integral part of the Agreement. The terms used herein which are defined or specified in the Agreement shall have the meanings set forth in the Agreement. If there are any inconsistencies between a specific term or condition of this Amendment and a specific term or condition of the Agreement, the specific term or condition of this Amendment shall control.

2.	Section 1.1 (k) shall be deleted in its entirety and replaced with the following:
“k.	“Related Services” means (1) those services such as technical support, training, customization and adaptation and other services provided for herein which SMSI will provide to Verizon Wireless hereunder. Those Related Services which will be provided by SMSI and the charges therefore, if any, shall be as specified on the Schedules A, A-l, A-2, A-3, A-4, A-6, A-7, A-8 (as further amended herein), B and E attached hereto, and incorporated herein by reference.”
3.	Section 1.1 (m) shall be deleted in its entirety and replaced with the following:
Master Software License and Distribution Agreement, Confidential Amendment No. 7

“m.	“Software” refers to the computer program and applications, available hereunder as described in Schedules A, A-l, A-2, A-3, A-4, A-6, A-7 and A-8 (as further amended herein) and includes all related documentation and manuals.”
4.	The definition of “V CAST Music Essentials Manager in Section 1.1 is hereby deleted in its entirety and replaced with the following:
“V CAST Music Essentials Manager” or “V CAST Music Manager” means the software product developed by SMSI under the name “QuickLink Music” for Windows OS version XP, which will be adapted and customized hereunder pursuant to specifications written by SMSI and reviewed and approved by Verizon Wireless (pursuant to the documents entitled V CAST Music Essentials Manager Specification Version 1.7, dated October 9, 2006, which is attached hereto as Exhibit A to Schedule A-8, and V CAST Music Manager 2.0 Specification, Version 1.3 b, dated April 29, 2007, which is attached hereto as Exhibit A-l to Schedule A-8). V CAST Music Essentials Manager shall provide end-users a PC-based application that allows such end-users to purchase and download music to their PCs, manage such music on their PCs and to allow Verizon Wireless end users to transfer such music to their compatible Verizon Wireless devices. Version 1.0 will support any V CAST Music capable Verizon Wireless device that has been commercially launched on or before the commercial launch date of V CAST Music Manager Version 2.0. V CAST Music Manager Version 2.0 will support any V CAST Music capable commercially launched Verizon Wireless device.”
5.	Section 5.1 (a) shall be deleted in its entirety and replaced with the following:

“a. For orders placed directly by Verizon Wireless, Verizon Wireless shall pay SMSI the license fees specified in Schedule A for the Single Client, Schedule A-l for the Combination Client, Schedule A-2 for the QuickLink® Mobile Phonebook software, Schedule A-3 for the Unified Client, Schedule A-6 for the CD Front End Start Up Application and V Cast Monitor Tool, for each copy distributed by or for Verizon Wireless or any of its authorized direct or indirect customers, Schedule A-7 for QuickAccess, or Schedule A-8 (as further amended herein) for V CAST Music Essentials Manager.”
     6. The definition of “V CAST Music Essentials Manager in Section 2 to Schedule A-8 is hereby deleted in its entirety and replaced with the following:
“V CAST Music Essentials Manager” or “V CAST Music Manager” means the software product developed by SMSI under the name “QuickLink Music” for Windows OS version XP, which will be adapted and customized hereunder pursuant to specifications written by SMSI and reviewed and approved by Verizon Wireless (pursuant to the documents entitled V CAST Music Essentials Manager Specification Version 1.7, dated October 9, 2006, which is attached hereto as Exhibit A to Schedule A-8, and V CAST Music Manager 2.0
Master Software License and Distribution Agreement, Confidential Amendment No. 7

Specification, Version 1.3 b, dated April 29, 2007, which is attached hereto as Exhibit A-l to Schedule A-8). V CAST Music Essentials Manager shall provide end-users a PC-based application that allows such end-users to purchase and download music to their PCs, manage such music on their PCs and to allow Verizon Wireless end users to transfer such music to their compatible Verizon Wireless devices. Version 1.0 will support any V CAST Music capable Verizon Wireless device that has been commercially launched on or before the commercial launch date of V CAST Music Manager Version 2.0. V CAST Music Manager Version 2.0 will support any V CAST Music capable commercially launched Verizon Wireless device.”
7. The following is added as a new paragraph f to Section 4 of Schedule A-8:
“f. For so long as this Agreement is in effect, in addition to the per copy license fees set forth in Section 4a. of this Schedule A-8, Verizon Wireless shall pay SMSI [****] for each copy of V CAST Music Manager Version 2.0 (and future versions) with [****] technology that is distributed by any means by or for Verizon Wireless. These fees are in addition to all other fees payable under this Agreement and shall be invoiced separately therefrom.
In accordance with SMSI’S arrangement with [***], ‘IMAGES’ (AS DEFINED BELOW) ARE PROVIDED AS-IS. NEITHER [***] NOR SMSI SHALL INDEMNIFY VERIZON WIRELESS OR ANY THIRD PARTY FOR ANY CLAIMS RELATED TO IMAGES. IT SHALL BE VERIZON WIRELESS’ RESPONSIBILITY TO IDENTIFY AND SOLICIT ANY NECESSARY APPROVALS FOR ITS USE OF THE IMAGES. [***] AND SMSI DISCLAIM ANY WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. VERIZON WIRELESS HAS BEEN ADVISED, AND BY ENTERING INTO THIS AMENDMENT 7 AGREES, THAT NEITHER [***] NOR SMSI HAVE SECURED ANY RIGHTS TO THE IMAGES AND AS SUCH IMAGES ARE PROVIDED AS-IS.
For the purposes of this Section 4 f, “Images” refers to [****] compilation of scans of product it receives from various entertainment product manufacturers and other industry sources which are provided for the sole purpose of promoting or selling the corresponding products for which each Image was created.
SMSI acknowledges that Verizon Wireless may determine upon [****] advance notice to SMSI, or in the case a claim of infringement of V CAST Music Manager has been made by a third party then immediately upon notice to SMSI, to distribute copies of V CAST Music Manager that do not include [***] technology, in which case, the additional fees set forth in this Section 4 f shall not be payable with respect to any such copies so distributed.”
8. The following is added as a new paragraph g to Section 4 to Schedule A-8:
“g. In consideration for SMSI obtaining a license pursuant to which SMSI may supply V CAST Music Essentials Manager with functionality for encoding and decoding data in accordance with the [***] under certain patents represented by [****]
Master Software License and Distribution Agreement, Confidential Amendment No. 7

**** Confidential Treatment has been requested for certain redacted provisions of this exhibit. The redacted provisions are identified by asterisks and enclosed by brackets. The confidential portions have been filed separately with the Securities and Exchange Commission.

[****] (the “[****]”), Verizon Wireless shall pay SMSI the following fees, which are in addition to all other fees payable under this Agreement and shall be invoiced separately therefrom:
[****], payable on the 1st day of each month commencing June 1, 2007; and
[****], payable on the 1st day of each month commencing June 1, 2008.
Verizon Wireless understands and agrees that the [****] may not comprise all the technology, or include licenses to all of the patents pertaining to functionality for encoding and decoding data in accordance with the [****]. Verizon Wireless acknowledges that neither [****] nor SMSI make any representation, warranty, covenant or claim that the [****] for which SMSI acquired license rights include all applicable [****] patents throughout the world. Accordingly, SMSI SHALL NOT INDEMNIFY VERIZON WIRELESS OR ANY THIRD PARTY FOR ANY CLAIMS RELATED TO INTELLECTUAL PROPERTY RIGHTS OR PATENTS WHICH ARE NOT COVERED BY [****], WHICH CLAIMS ARISE FROM MATTERS PERTAINING TO ENCODING AND DECODING DATA IN ACCORDANCE WITH THE [****].
SMSI acknowledges that Verizon Wireless may determine upon [****] advance notice to SMSI, or in the case a claim of infringement of V CAST Music Manager has been made by a third party then immediately upon notice to SMSI, to distribute copies of V CAST Music Manager that do not include [****] functionality, in which case, the monthly fees set forth in this Section 4 g shall no longer be payable, effective as of the month that Verizon Wireless has ceased to make [****] functionality available to new users of V CAST Music Manager.”
9. The following is added as a new paragraph h to Section 4 to Schedule A-8:
“h. In the event Verizon Wireless should desire to distribute V CAST Music Essential Manager on CD ROM media for distribution with handsets and/or accessory kits, in each case not provided by SMSI, Verizon Wireless shall obtain such CD ROMS exclusively from SMSI and shall pay SMSI [****] produced pursuant to this Section 4 h. In each case where CD ROM media are distributed with accessory kits provided by SMSI, no incremental License Fees shall be payable to SMSI under this Section 4 h or under Section 4 a of Schedule A-8 for such accessory kits.”
10. Section 5 of Schedule A-8 is hereby deleted in its entirety and replaced with the following:
“Maintenance for VCAST Music Essentials Manager: SMSI shall provide the maintenance services specified in the attached Exhibit B, hereto for VCAST Music Essentials Manager for a period of two years from the Effective Date of this Amendment, for which services Verizon Wireless shall pay SMSI the sum of [****], with an optional renewal rate at [****] for one additional year unless Verizon Wireless notifies SMSI in writing,
Master Software License and Distribution Agreement, Confidential Amendment No. 7

**** Confidential Treatment has been requested for certain redacted provisions of this exhibit. The redacted provisions are identified by asterisks and enclosed by brackets. The confidential portions have been filed separately with the Securities and Exchange Commission.

not less than [****] prior to the expiration of two years following the Effective Date of this Amendment, that it does not wish to continue receiving maintenance under this Section 5.”
11. It is acknowledged that the Parties are engaged in negotiations regarding intellectual property ownership for subject matter outside of the scope of this Amendment. SMSI agrees that notwithstanding any other provision of this Agreement, Verizon Wireless shall retain the right to terminate this Amendment for convenience on [****] written notice if the aforesaid intellectual property ownership issues are not concluded in a manner satisfactory to Verizon Wireless. Verizon Wireless’ right to terminate this Amendment pursuant to this Section 11 shall automatically terminate upon the Parties’ written agreement concerning the aforementioned intellectual property rights.
12. Except as specifically provided hereunder, the terms and conditions of the Agreement shall remain in full force and effect as set forth therein.
     IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their duly authorized officers or representatives.

CELLCO PARTNERSHIP		SMITH MICRO SOFTWARE, INC.
d/b/a Verizon Wireless

By:	/s/ James L. Daniels	By:	/s/ Andrew Schmidt
Name:	James L. Daniels	Name:	Andrew Schmidt

Title:	VP	Title:	CFO

Date:	6/12/07	Date:	6/11/07

Master Software License and Distribution Agreement, Confidential Amendment No. 7

**** Confidential Treatment has been requested for certain redacted provisions of this exhibit. The redacted provisions are identified by asterisks and enclosed by brackets. The confidential portions have been filed separately with the Securities and Exchange Commission.